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                                                                    (EXHIBIT 24)


                         THE MCGRAW-HILL COMPANIES, INC.
                             REGISTRATION STATEMENT
                                   ON FORM S-8
                                POWER OF ATTORNEY

         The undersigned hereby appoint Robert J. Bahash and Kenneth M. Vittor, or either of them, their true and lawful attorneys-in-fact with authority to execute in the name of each such person and in each capacity stated below, and to file with the Securities and Exchange Commission, the Corporation's Registration Statement on Form S-8 in the form which the Corporation deems appropriate for the purpose of registering, pursuant to the Securities Act of 1933, as amended, 4,895,500 additional shares of Common Stock, par value $1.00 per share, of the Corporation issuable in connection with the 1993 Key Employee Stock Incentive Plan and to execute and file in the name of each such person and in each capacity stated below, from time to time, all amendments, including post-effective amendments, and all supplements to such Registration Statement, which the Corporation deems appropriate.

         This Power of Attorney may be executed in counterparts, all of which, taken together shall constitute one and the same instrument.




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
SIGNATURE                        TITLE                          DATE
---------                        -----                          ----
/s/ Joseph L. Dionne
--------------------------
Joseph L. Dionne             Principal Executive            June 25, 1997
                             Officer and Director

/s/ Robert J. Bahash
--------------------------
Robert J. Bahash             Principal Financial            June 25, 1997
                             Officer

/s/ Thomas J. Kilkenny
--------------------------
Thomas J. Kilkenny           Controller                     June 25, 1997

/s/ Pedro Aspe
--------------------------
Pedro Aspe                   Director                       June 25, 1997

/s/ Vartan Gregorian
--------------------------
Vartan Gregorian             Director                       June 25, 1997

/s/ John T. Hartley
--------------------------
John T. Hartley              Director                       June 25, 1997

/s/ George B. Harvey
--------------------------
George B. Harvey             Director                       June 25, 1997

/s/ Richard H. Jenrette
--------------------------
Richard H. Jenrette          Director                       June 25, 1997

/s/ Linda Koch Lorimer
--------------------------
Linda Koch Lorimer           Director                       June 25, 1997



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
SIGNATURE                        TITLE                          DATE
---------                        -----                          ----
/s/ Harold W. McGraw, III
--------------------------
Harold W. McGraw, III        Director                       June 25, 1997

/s/ Robert P. McGraw
--------------------------
Robert P. McGraw             Director                       June 25, 1997

/s/ Lois Dickson Rice
--------------------------
Lois Dickson Rice            Director                       June 25, 1997

/s/ Paul J. Rizzo
--------------------------
Paul J. Rizzo                Director                       June 25, 1997

/s/ James H. Ross
--------------------------
James H. Ross                Director                       June 25, 1997

/s/ Sidney Taurel
--------------------------
Sidney Taurel                Director                       June 25, 1997

/s/ Alva O. Way
--------------------------
Alva O. Way                  Director                       June 25, 1997


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